Exhibit 99.1

EMPLOYMENT AGREEMENT

          AGREEMENT made as of November 16, 2007, between ZYGO CORPORATION, a Delaware corporation with an office at Laurel Brook Road, Middlefield, Connecticut 06455 (the “Company”) and DOUGLAS ECCLESTON, residing at an address on file with the Company, (the “Executive).

WITNESSETH:

          WHEREAS, the Company desires that Executive be employed to serve in a senior executive capacity with the Company, and Executive desires to be so employed by the Company upon the terms and conditions herein set forth.

          NOW, THEREFORE, in consideration of the premises and of the mutual promises, representations, and covenants herein contained, the parties hereto agree as follows:

          1.           EMPLOYMENT

                    The Executive has served as the Senior Vice President, Precision Positioning Solutions since February 2007, reporting to the President, Metrology Solutions Division of the Company and Company desires to continue to employ Executive and Executive desires to continue such employment, subject to the terms and conditions herein set forth.

          2.           TERM

                    The initial term of employment under this Agreement shall begin on the effective date of this Agreement (the “Employment Date”) and shall continue for a period of (1) year from that date, subject to prior termination in accordance with the terms hereof. Thereafter, this Agreement shall automatically be renewed for successive one-year terms unless either party shall give the other thirty (30) days prior written notice of its or his intent not to renew this Agreement. The initial one-year term together with all such additional one-year period(s) of employment, if any, are collectively referred to herein as the “term” of this Agreement.

          3,           COMPENSATION

As compensation for the employment services to be rendered by Executive hereunder, including all services as an officer or director of the Company and any of its subsidiaries, the Company agrees to pay, or cause to be paid, to Executive, and Executive agrees to accept, payable in equal installments in accordance with Company practice an annual salary which shall be in no event less than $233,000 or such higher amount as the Board of Directors may determine from time to time. In addition, Executive shall be entitled to additional contingent compensation from time to time by the Compensation Committee of the Board.

          4.           EXPENSES

                    The Company shall pay or reimburse Executive, upon presentation of suitable vouchers, for all reasonable business and travel expenses which may be incurred or paid by Executive in connection with his employment hereunder. Executive shall comply with such restrictions and shall keep such records as the Company may deem necessary to meet the requirements of the Internal Revenue Code of 1986, as amended from time to time, and regulations promulgated thereunder.

          5.           AUTOMOBILE

                    The Company shall, during the term of Executive’s employment hereunder, provide Executive with an annual allowance for an automobile in the amount of $10,800 in lieu of any expense reimbursement for Company use of an automobile.

          6.           INSURANCE AND OTHER BENEFITS

                    Executive shall be entitled to such vacations and to participate in and receive any other benefits customarily provided by the Company (including, but not limited to, any profit sharing, pension, health insurance, dental coverage, AD&D, and short- and long-term disability in accordance with the terms of such plans) and including stock options, restricted stock and RSUs, all as determined from time to time by the Board of Directors of the Company or appropriate committee thereof. Unused annual vacations may be carried over to the extent permitted by Company policy.

          7.           DUTIES

                    (a)           Executive shall perform such duties and functions as the Chairman and Chief Executive Officer and Board of Directors of the Company shall from time to time determine and Executive shall comply in the performance of his duties with the policies of, and be subject to, the direction of the Chairman and Chief Executive Officer and the Board of Directors.

                    (b)           Executive agrees to devote substantially all his working time, attention, and energies to the performance of the business of the Company and of any of its subsidiaries by which he may be employed, and Executive shall not, directly or indirectly, alone or as a member of any partnership or other organization, or as an officer, director, or employee of any other corporation, partnership, or other organization, be actively engaged in or concerned with any other duties or pursuits which interfere with the performance of his duties hereunder, or which, even if non-interfering, may be inimical, or contrary, to the best interests of the Company, except those duties or pursuits specifically authorized by the Board of Directors.

          8.           TERMINATION OF EMPLOYMENT; EFFECT OF TERMINATION

                    (a)           Executive’s employment hereunder may be terminated at any time upon written notice from the Company to Executive,

           (i)           upon the determination by the Board of Directors that Executive’s performance of his duties has not been fully satisfactory for any reason which would not constitute justifiable cause (as hereinafter defined) upon five (5) days’ prior written notice to Executive; or

(b)	Executive’s employment shall terminate upon:

	(i)	the death of the Executive; or

	(ii)	the “disability” of Executive (as hereinafter defined pursuant to subsection c herein).

	(iii)	the determination by the Board of Directors that justifiable cause exists therefor.

                    (c)           For the purposes of this Agreement, the term “disability” shall mean the inability of Executive, due to illness, accident, or any other physical or mental incapacity, to perform the essential functions of his job, with or without a reasonable accommodation, for a period of three (3) consecutive months or for a total of six (6) months (whether or not consecutive) in any twelve (12)-month period during the term of this Agreement.

                    (d)           For the purposes hereof, the term “justifiable cause” shall mean and be limited to any willful breach by Executive of the performance of any of his duties pursuant to this Agreement; Executive’s conviction (which, through lapse of time or otherwise, is not subject to appeal) of any crime or offense involving money or other property of the Company or its subsidiaries or which constitutes a felony in the jurisdiction involved; Executive’s performance of any act or his failure to act, for which if he were prosecuted and convicted, a crime or offense involving money or property of the Company or its subsidiaries, or which constitutes a felony on the jurisdiction involved, would have occurred; any disclosure by Executive to any person, firm, or corporation other than the Company, its subsidiaries and its and their directors, officers, and employees, of any confidential information or trade secret of the Company or any of its subsidiaries; any attempt by Executive to secure any personal profit in connection with the business of the Company or any of its subsidiaries; or the engaging by Executive in any business other than the business of the Company and its subsidiaries which interferes with the performance of his duties hereunder.

                    (e)           If Executive shall die during the term of his employment hereunder, this Agreement shall terminate immediately. In such event, the estate of Executive shall thereupon be entitled to receive such portion of Executive’s annual salary as has been accrued through the date of his death.

                    (f)           Upon Executive’s “disability,” the Company shall have the right to terminate Executive’s employment. Notwithstanding any inability to perform his duties, Executive shall be entitled to receive his compensation as provided herein until the termination of his employment for disability. Any termination pursuant to this subsection (f) shall be effective on the date 30 days after which Executive shall have received written notice of the Company’s election to terminate.

                    (g)           Notwithstanding any provision to the contrary contained herein, in the event that Executive’s employment is terminated by the Company, at any time for any reason other than justifiable cause, disability, or death, the Company shall pay Executive’s salary (payable in such amount and in such manner as set forth in Section 3 herein) from and after the date of such termination for a period ending six (6) months after the date of termination which amount shall be in lieu of any and all other payments due and owing to executive under the terms of this Agreement; provided, however, that if such termination without justifiable cause occurs after a “Change in Control” (as defined in subsection (h) below), the Company shall (I) continue existing health insurance, dental coverage, AD&O, and long-term disability coverage in effect for Executive at the time of termination for a period of the lesser of six months or until covered by another plan; and (II) continue Executive’s salary for a period of six (6) months after the date of termination, provided, however, that to the extent the Company’s benefit programs do not provide for the continuation of benefits after termination of employment, the Company will pay to Executive the funds necessary to obtain reasonably equivalent coverage; and (III) pay the Executive a pro-rated bonus (based on the target bonus amount for the fiscal year in which the change of control occurs providing Executive is still employed 90 days after the change of control).

                    (h)           A “Change in Control” shall mean the occurrence of any of the following events:

            (i)           The Company is merged with or consolidated with another corporation in a transaction in which (x) the Company is not the surviving corporation and (y) the Company’s stockholders immediately prior to such transaction do not own at least 70% of the outstanding voting securities of the surviving corporation immediately following the transaction; or

            (ii)          Any person or entity or affiliated group of persons or entities becomes the holder of more than 51% of the Company’s outstanding shares of Common Stock.

           9.           REPRESENTATIONS AND AGREEMENTS OF EXECUTIVE

                     (a)           Executive represents and warrants that he is free to enter into this Agreement and to perform the duties required hereunder, and that there are no employment contracts or understandings, restrictive covenants, or other restrictions, whether written or oral, preventing the performance of his duties hereunder. Executive further represents and warrants that he is in full compliance with all existing agreements between himself and the Company.

           10.         NON-COMPETITION

                     (a)           Executive agrees that during his employment by the Company (which shall be deemed to include the period in which Executive is receiving any severance payments set forth in Section 9(g) hereto), and for a period of one (1) year and after the later of (i) the final severance payment, or (ii) termination of Executive’s employment hereunder, as the case may be (the “Non-Competitive Period”), Executive shall not, directly or indirectly, as owner, partner, joint venturer, stockholder, employee, broker, agent, principal, trustee, corporate officer, director, licensor, or in any capacity whatsoever engage in, become financially interested in, be employed by, render any consultation or business advice with respect to, or have any connection with, any business engaged in the research, development, testing, design, manufacture, sale, lease, marketing, utilization, or exploitation of any products or services which are designed for the same purpose as, are similar to, or are otherwise competitive with, products or services of the Company or any of its subsidiaries, in any geographic area where, at the time of the termination of his employment hereunder, the business of the Company or any of its subsidiaries was being conducted or was proposed to be conducted in any manner whatsoever; provided, however, that Executive may own any securities of any corporation which is engaged in such business and is publicly owned and traded but in an amount not to exceed at any one time one percent (1%) of any class of stock or securities of such corporation; provided, further, the foregoing provisions shall not restrict Executive from employment with an investment bank, leveraged buy-out firm, venture capital firm, or similar entity. In addition, Executive shall not, directly or indirectly, during the Non-Competitive Period, request or cause contracting parties, suppliers, or customers with whom the Company or any of its subsidiaries has a business relationship to cancel or terminate any such business relationship with the Company or any of its subsidiaries or solicit, interfere with, or entice from the Company any employee (or former employee) of the Company.

                    (b)           Notwithstanding any provisions in this Section 11 hereto, if Executive is terminated for any reason without “justifiable cause” the Non-Competitive Period shall be a period of six months after the later of (i) the final severance payment or (ii) termination of Executive’s Employment.

                    (c)           If any portion of the restrictions set forth in this Section 11 should, for any reason whatsoever, be declared invalid by a court of competent jurisdiction, the validity or enforceability of the remainder of such restrictions shall not thereby be adversely affected.

                    (d)           Executive acknowledges that the Company conducts business on a worldwide basis, that its sales and marketing prospects are for continued expansion into world markets and that; therefore, the territorial and time limitations set forth in this Section 11 are reasonable and properly required for the adequate protection of the business of the Company and its subsidiaries. In the event any such territorial or time limitation is deemed to be unreasonable by a court of competent jurisdiction, Executive agrees to the reduction of the territorial or time limitation to the area or period which such court deems reasonable

          11.         NON-DISCLOSURE AND INVENTIONS AND DISCOVERIES AGREEMENT

                    Executive will execute the form of “Zygo Corporation Non-Disclosure and Assignment of Inventions Agreement USA” in the form of Exhibit A.

          12.         RIGHT TO INJUNCTION

                    Executive recognizes that the services to be rendered by him hereunder are of a special, unique, unusual, extraordinary, and intellectual character involving skill of the highest order and giving them peculiar value the loss of which cannot be adequately compensated for in damages. In the event of a breach of this Agreement by Executive, the Company shall be entitled to injunctive relief or any other legal or equitable remedies. Executive agrees that the Company may recover by appropriate action the amount of the actual damage caused the Company by any failure, refusal, or neglect of Executive to perform his agreements, representations, and warranties herein contained. The remedies provided in this Agreement shall be deemed cumulative and the exercise of one shall not preclude the exercise of any other remedy at law or in equity for the same event or any other event.

          13.         AMENDMENT OR ALTERATION

                    No amendment or alteration of the terms of this Agreement shall be valid unless made in writing and signed by both of the parties hereto.

          14.        GOVERNING LAW

                    This Agreement shall be governed by the laws of the State of Connecticut applicable to agreements made and to be performed therein.

          15.         SEVERABILITY

                    The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect.

          16.         NOTICES

                    Any notices required or permitted to be given hereunder shall be sufficient if in writing, and if delivered by hand, or sent by certified mail, return receipt requested, to the addresses set forth above or such other address as either party may from time to time designate in writing to the other, and shall be deemed given as of the date of the delivery or mailing.

          17.         WAIVER OR BREACH

                    It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

          18.         ENTIRE AGREEMENT AND BINDING EFFECT

                    This Agreement contains the entire agreement of the parties with respect to the subject matter hereof and shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, heirs, distributors, successors, and assigns. Notwithstanding the foregoing, all prior agreements between Executive and the Company relating to the confidentiality of information, trade secrets, and patents shall not be affected by this Agreement.

          19.         SURVIVAL

                    The termination of Executive’s employment hereunder shall not affect the enforceability of Sections 7, 8, 9, 11, 12 and 13 hereof.

          20.         FURTHER ASSURANCES

                    The parties agree to execute and deliver all such further documents, agreements, and instruments and take each other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement. Executive represents and warrants that he is free to enter into this Agreement and to perform the duties required hereunder, and that there are no employment contracts or understandings, restrictive covenants or other restrictions, whether written or oral, preventing the performance of his duties under the Agreement.

          21.         HEADINGS

                    The Sections headings appearing in this Agreement are for the purposes of easy reference and shall not be considered a part of this Agreement or in any way modify, demand, or affect its provisions.

                    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ZYGO CORPORATION

By:	/s/ J. Bruce Robinson	By:	/s/ Douglas J. Eccleston
Date:	November 19, 2007	Date:	November 16, 2007